Exhibit 99.1

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, James H. Blanchard, Chief Executive Officer of Synovus Financial Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 14, 2003                               BY:  /s/James H. Blanchard
                                                       ---------------------
                                                         James H. Blanchard
                                                         Chief Executive Officer